Exhibit 10.55

SECURITY AGREEMENT

SECURITY AGREEMENT dated July 6, 2021 (this “Agreement”), between Gryphon Machine Co 1, LLC, a Delaware limited liability company, whose address is 5953 Mabel Rd, Unit 138, Las Vegas, NV, 89110 (“Debtor”), Gryphon Digital Mining Inc., a Delaware limited liability company whose address is 5953 Mabel Rd, Unit 138, Las Vegas, NV, 89110 (“Gryphon”) and Sphere 3D Corp., a Corporation formed under the laws of the Province of Ontario, whose address 895 Don Mills Road Bldg. 2, Suite 900 Toronto, Ontario Canada M3C 1W3 (“Secured Party”).

1) Obligation to Pay. Concurrently with the execution and delivery of this Agreement, Gryphon is borrowing $2,700,000 from Secured Party, the borrowing to be evidenced by a Promissory Note in that amount (the “Note”) between Gryphon and Secured Party dated as of the date first written above. Debtor has entered into a corporate guarantee for and in favor of the Secured Party with respect to all amounts owing under the Note and in connection therewith, has delivered this Agreement.

2) Collateral. Each of Gryphon and Debtor desire to enter into this Agreement for the purpose of creating a security interest in favor of Secured Party, its successors, and assigns, in (1) the equipment purchase orders and purchase contracts attached hereto as Exhibit A (the “Purchase Orders”), and (2) all equipment delivered pursuant to the Purchase Orders, up to an aggregate value of such equipment not to exceed $2,700,000 based on the market price at the time of default. The tangible Collateral subject to the Purchase Orders are now, or will be upon delivery, be located at North Country Data Center 194 Co Rd 45, Massena, NY 13662. Upon delivery of equipment constituting Collateral hereunder, Debtor shall promptly provide to Secured Party serial numbers for each unit of such delivered equipment. Secured Party shall have the right to amend any financing statements filed pursuant to the UCC to update the description of the Collateral therein to include such serial numbers.

3) Creation of Security Interest. Debtor, in order to secure (1) the full and prompt payment of the debt evidenced by the Note (including, without limitation, interest due at the applicable default rate and interest accruing at the then-applicable rate provided in the Note after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or similar proceeding, relating to the Debtor, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), including renewals and extensions thereof; (2) all obligations of the Debtor under the Note or any ancillary document relating thereto arising from time to time, (3) all costs and expenses incurred in collection of the Note; and (4) all future advances made by Secured Party for taxes, levies, insurance, and repairs to or maintenance of the Collateral, hereby grants to Secured Party a security interest in the Collateral (clauses (1) through (5), collectively, the “Secured Obligations”).

4) Debtor Remains Liable. Anything herein to the contrary notwithstanding, (a) the Debtor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed; (b) the exercise by the Secured Party of any of the rights hereunder shall not release the Debtor from any of its duties or obligations under the contracts and agreements included in the Collateral; and (c) the Secured Party shall not have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Secured Party be obligated to perform any of the obligations or duties of the Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

5) Debtor’s Warranties and Agreements. Debtor warrants and agrees that:

a) Title. The Collateral is owned by Debtor and is not subject to any security interest except that created by this Agreement, or to any liens or encumbrances, and Debtor will defend the Collateral against the claims and demands for all persons.

b) Transfer. Debtor will not sell, exchange, lease, encumber or pledge any Collateral, create any security interest therein (except that created by this agreement), or otherwise dispose of the Collateral or any of Debtor’s rights therein or under this Agreement without Secured Party’s prior written consent.

c) Maintenance, Taxes. Debtor will maintain the Collateral in good condition and repair, reasonable wear and tear excepted, and will pay and discharge all taxes, levies, and other impositions levied on the Collateral as well as the cost of repairs to or maintenance of the same; if Debtor fails to pay such sums, Secured Party may do so for Debtor’s account adding the amount to the secured debt.

d) Insurance. The Debtor will insure the Collateral against such risks and casualties and in such amounts as required by Secured Party. Such policies or certificates evidencing the same shall be furnished to Secured Party upon its written request

e) Location. Debtor will not permit any of the Collateral to be removed from the location specified in paragraph 2 without Secured Party’s prior written consent, which will not be unreasonably withheld and will permit Secured Party to inspect the Collateral at any reasonable time.

f) Liens. Debtor will not permit any other security interest to attach to any of the Collateral, permit the Collateral to be levied upon under any legal process, or permit anything to be done that may impair the value of any of the Collateral or the security intended to be afforded by this agreement.

g) Filings. Debtor will pay all costs of filing any financing, continuation, or termination statements with respect to the security interest created by this Agreement. Secured Party is hereby appointed Debtor’s attorney-in-fact to do all acts and things which Secured Party deems necessary to perfect and continue perfected the security interest created by this Agreement and to protect the Collateral. A photographic or other reproduction of this Agreement, or any financing statement signed by Debtor, is sufficient as a financing statement.

h) Place of Business. Debtor will promptly notify Secured Party of any change in the location of any place of business and residence and of the establishment of any new place of business and residence.

i) Use. Debtor will use the Collateral exclusively as equipment to mine “Bitcoin” unless Secured Party gives its written consent to another use.

j) Further Assurances. The Debtor agrees that from time to time, at the expense of the Debtor, the Debtor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary, or that the Secured Party may reasonably request, in order to perfect and protect any Lien granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

6) Default and Remedies. Any of the following shall constitute an event of default by Debtor: Debtor shall default in payment of the Secured Obligations referred to in paragraph 1, or with respect to any past or future advances, expenditures, or liabilities secured hereby, or in the due observance or performance of any other condition or agreement hereof and such failure (other than a default in payment) remains uncured following 30 days prior written notice from the Secured Party; any of Debtor’s warranties set forth herein shall prove to be false or misleading; Debtor shall become insolvent or shall be adjudicated bankrupt; bankruptcy, insolvency, reorganization, arrangement, debt adjustment, liquidation, or receivership proceedings in which Debtor is alleged to be insolvent or unable to pay its debts as they mature, are instituted by or against Debtor, and Debtor shall consent to the same or shall admit in writing the material allegations of the petition filed in such proceedings, or the proceedings are not dismissed within the time permitted for the posting of bond and no bond shall have been posted in the matter; the occurrence of any default under the Note or any ancillary document relating thereto. If any such event of default shall occur, Secured Party may declare the unpaid balance of the Note and all advances, expenditures, and liabilities immediately due and payable without demand or notice, and may enter judgment on the Note or otherwise reduce the debt, advances, expenditures, or liabilities thereunder to judgment. In addition to the foregoing, Secured Party may exercise any one or more of the rights and remedies available to a secured party under the Uniform Commercial Code in force in the State of New York and also may (i) require the Debtor to, and the Debtor hereby agrees that it will at its expense and upon request of the Secured Party forthwith, assemble all or part of the Collateral as directed by the Secured Party and make it available to the Secured Party at a place to be designated by the Secured Party and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Secured Party’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Secured Party may deem commercially reasonable. The Debtor agrees that at least 10 days’ notice to the Debtor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Secured Party may exercise any and all rights and remedies of the Debtor under or in connection with any contracts or agreements included in the Collateral or otherwise in respect of the Collateral, including, without limitation, any and all rights of the Debtor to demand or otherwise require payment of any amount under, or performance of any provision of, any contract or agreement included in the Collateral. All payments received by the Debtor under or in connection with any contracts or agreements included in the Collateral or otherwise in respect of the Collateral shall be received in trust for the benefit of the Secured Party, shall be segregated from other funds of the Debtor and shall be forthwith paid over to the Secured Party in the same form as so received (with any necessary endorsement) and applied in whole or in part by the Secured Party against all or any part of the Secured Obligations.

7) This Agreement shall inure to the benefit of and shall be binding upon the successors and assigns of the parties hereto. This Agreement may not be assigned by the Debtor without the prior written consent of the Secured Party. The Secured Party may assign this Agreement without the prior consent of the Debtor.

8) All notices and other communications hereunder shall be in writing, personally delivered, delivered by overnight courier service, sent by e-mail, or sent by certified mail, return receipt requested, addressed to the parties at the respective addresses set forth beneath the signature of such party, or to such other address as such party shall from time to time designate in writing to the other parties; and shall be effective from the date of receipt.

9) All rights and remedies of the Secured Party expressed herein are in addition to all other rights and remedies possessed by the Secured Party in any other agreement or instrument relating to the Secured Obligations at law, in equity or otherwise.

10) All rights of the Secured Party and the pledge, assignment, lien and security interest hereunder, and all obligations of the Debtor hereunder, shall be absolute and unconditional, irrespective of: (a) any lack of validity or enforceability of any agreement or instrument relating to the Secured Obligations; (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from any agreement or instrument relating to the Secured Obligations; (c) any taking, exchange, release or non-perfection of any other collateral, or any taking, release or amendment or waiver of or consent to departure from any guaranty of all or any of the Secured Obligations; (d) any manner of application of Collateral, or proceeds thereof, to all or any of the Secured Obligations, or any manner of sale or other disposition of any Collateral for all or any of the Secured Obligations or any other assets of the Debtor or any other person; (e) any change, restructuring or termination of the organizational structure or existence of the Debtor or any other Person; or (f) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Debtor of a security interest, other than the defense of the payment in full of the Secured Obligations.

11) This Agreement shall create a continuing Lien on and security interest in the Collateral and shall: (a) remain in full force and effect until the payment in full of the Secured Obligations; (b) be binding upon the Debtor, its successors and assigns; and (c) inure to the benefit of, and be enforceable by, the Secured Party and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), the Secured Party may assign or otherwise transfer all or any portion of its rights and obligations under this Agreement.

12) This Agreement shall not be amended or altered in any manner except by a document in writing executed by all of the parties.

13) Any provision of this Agreement which is prohibited or unenforceable in any applicable jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any applicable jurisdiction shall not invalidate or render unenforceable such provision in any other applicable jurisdiction. Should any clause, sentence, paragraph, subsection or section of this Agreement be judicially declared to be invalid, unenforceable or void, such decision will not have the effect of invalidating or voiding the remainder of this Agreement, and the parties hereto agree that the part or parts of this Agreement so held to be invalid, unenforceable or void will be deemed to have been stricken herefrom by the parties hereto, and the remainder will have the same force and effectiveness as if such stricken part or parts had never been included herein.

14) No failure on the part of the Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. To the extent that the Debtor has or hereafter may acquire immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, the Debtor hereby irrevocably waives such immunity in respect of its obligations under this agreement.

15) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but which together shall constitute one and the same document. Delivery of an executed signature page of this Agreement by facsimile or other electronic transmission (including electronic PDF, Docusign, Adobe “fill and sign” or such other provider as specified in writing by the applicable party) shall be effective as delivery of a manually executed counterpart hereof and shall be fully binding on the parties to the same extent as the delivery of the signed originals and shall be admissible into evidence for all purposes. The words “execution,” “execute,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Electronic Signatures in Global and National Commerce Act of 2000, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Notwithstanding the foregoing, if any party shall request manually signed counterpart signatures to this Agreement, each of the other parties hereby agrees to provide such manually signed signature pages as soon as commercially reasonable.

16) THE GOVERNING LAW: All matters arising out of or relating to this Agreement and the transactions contemplated hereby (including its interpretation, construction, performance and enforcement) shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of Law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of laws of any jurisdictions other than those of the State of Delaware.

[Signature page to follow]

IN WITNESS WHEREOF, the Debtor and the Secured Party has caused this Agreement to be duly executed and delivered by an officer thereunto duly authorized as of the date first above written.

DEBTOR:

GRYPHON MACHINE CO 1, LLC

By:	/s/ Dan Tolhurst
Name: Dan Tolhurst
Title: President

GRYPHON DIGITAL MINING INC.

By:	/s/ Dan Tolhurst
Name: Dan Tolhurst
Title: President

SECURED PARTY:

SPHERE 3D CORP.

By:	/s/ Peter Tassiopoulos
Name: Peter Tassiopoulos
Title: Chief Executive Officer

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